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                                                                   EXHIBIT 10.40

                                     BY-LAWS

                                       OF

                                      NABI

                                    ARTICLE I

                                     OFFICES

         The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware, and the name of the resident agent in charge thereof is The Corporation Trust Company.

         The corporation may also have offices at such other places within or without the State of Delaware as the Board of Directors may from time to time appoint or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         SECTION 1. PLACE OF MEETINGS. All meetings of stockholders for any purpose shall be held at such place, within or without the State of Delaware, as shall be designated by the Board of Directors or the Chairman of the Board or the President and stated in the notice of the meeting. The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held in any place but shall instead be held solely by means of remote communication. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders not physically present at a meeting of stockholders may, by means of remote communication, participate in a meeting of stockholders and be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (a) the Board of Directors shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder, (b) the Board of Directors shall implement reasonable measures to provide such stockholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (c) if any stockholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.



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         SECTION 2. ANNUAL MEETING. An annual meeting of the stockholders of the corporation, for the election of Directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held on such date and at such time as shall be fixed from time to time by the Board of Directors and stated in the notice of the meeting.

         SECTION 3. SPECIAL MEETINGS. Special meetings of the stockholders may be called by the Chairman of the Board, the President or by order of the Board of Directors. Business transacted at any special meeting shall be confined to the purpose or purposes stated in the notice of such meeting.

         SECTION 4. NOTICE OF MEETING. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by law, the certificate of incorporation or these By-laws, notice of the time and place of holding each annual meeting and each special meeting of stockholders shall be given by the Secretary, not less than ten nor more than sixty days before the meeting, to each stockholder of record entitled to vote at such meeting.

         When a meeting is adjourned to another place, date or time, unless the adjournment is for more than thirty days or a new record date is fixed for the adjourned meeting, notice of the adjourned meeting need not be given if the time, place, if any, thereof, and the means of remote communication, if any, by which stockholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally called.

         SECTION 5. LIST OF STOCKHOLDERS. At least ten days before every meeting of stockholders a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be prepared by the Secretary, who shall have charge of the stock ledger. Nothing contained in this Section 5 shall require the corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten days prior to the meeting:
(i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the



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corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

         SECTION 6. QUORUM. At any meeting of stockholders, the holders of issued and outstanding shares of capital stock which represent a majority of the votes entitled to be cast thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, then either the person presiding over the meeting or the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time until a quorum shall be present or represented.

         SECTION 7. VOTING. At any meeting of the stockholders, every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than eleven months prior to said meeting. When a quorum is present at any meeting, a plurality of the votes properly cast for election to the Board of Directors and a majority of the votes properly cast on any question other than election to the Board of Directors shall decide the question unless the question is one upon which by express provision of law or of the certificate of incorporation or of these By-laws a different vote is required, in which case such express provision shall govern and control the decision of such question.

         SECTION 8.  FIXING OF RECORD DATE.

         (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action other than stockholder action by written consent, the Board of Directors may fix a record date, which shall not precede the date such record date is fixed and shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any such other action. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given. The record date for any other purpose other than stockholder action by written consent shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.



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         (b) In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or any officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

         SECTION 9. NOMINATION OF DIRECTORS. Only persons who are nominated in accordance with the procedures set forth in the By-laws shall be eligible to serve as Directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders (a) by or at the direction of the Board of Directors or (b) by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided for in this Section 9, who shall be entitled to vote for the election of Directors at the meeting and who complies with the notice procedures set forth in this Section 9. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than 90 days prior to the meeting; provided, however, that in the event that less than 100 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting or such public disclosure was made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a Director all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to



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serving as a Director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the corporation's books, of such stockholder and (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible to serve as a Director of the corporation unless nominated in accordance with the procedures set forth in this By-law. The person presiding over the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the By-laws, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 9, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section.

         SECTION 10. NOTICE OF BUSINESS. At any meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of the corporation who is a stockholder of record at the time of giving of the notice provided for in this Section 10, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 10. For business to be properly brought before a stockholder meeting by a stockholder, the business must relate to a proper subject matter for stockholder action and the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 90 days prior to the meeting; provided, however, that in the event that less than 100 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder, to be timely must be received no later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the stockholder and (d) any material interest in the stockholder in such business. Notwithstanding anything in the By-laws to the contrary, no business shall be conducted at a stockholder meeting except in accordance with the procedures set forth in this Section 10. The person presiding over the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of the By-laws, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 10, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section.



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         SECTION 11. CONDUCT OF MEETING. The Board of Directors shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem appropriate. Subject to such rules and regulations of the Board of Directors, if any, the person presiding over the meeting shall have the right and authority to convene and adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the person presiding over the meeting, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the person presiding over the meeting shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulations of the opening and closing of the polls for balloting and matters which are to be voted on by ballot. The person presiding over the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if the person presiding over the meeting should so determine and declare, any such matter or business shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

                                   ARTICLE III

                                    DIRECTORS

         SECTION 1. DIRECTORS AND THEIR TERMS OF OFFICE. The corporation shall have one or more Directors, the number of Directors to be determined from time to time by vote of a majority of Directors then in office. Each Director shall hold office until his or her successor is elected and qualified. A Director need not be a stockholder. No decrease in the number of Directors shall affect the term of any Director in office.

         SECTION 2. POWERS OF DIRECTORS. The affairs, property and business of the corporation shall be managed by the Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by law or by the certificate of incorporation or these By-laws directed or required to be exercised or done by the stockholders.

         SECTION 3. VACANCIES. If any vacancies occur in the Board of Directors caused by death, resignation, retirement, disqualification or removal from office of any Directors or otherwise, or any new Directorship is created by any increase in the authorized number of Directors, Directors to fill the vacancy or vacancies or to fill the newly created Directorship shall be filled solely by a majority vote of the Directors then in office, whether or not a quorum, at any

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meeting of the Board and the Directors so chosen shall hold office until their successors are duly elected and qualified.

         SECTION 4. ANNUAL MEETING OF DIRECTORS. The first meeting of each newly elected Board of Directors may be held without notice immediately after an annual meeting of stockholders (or a special meeting of stockholders held in lieu of an annual meeting) at the same place as that at which such meeting of stockholders was held, or such first meeting may be held at such place (within or without the State of Delaware) and time as shall be fixed by the consent in writing of all the Directors or as may be called in the manner hereinafter provided with respect to the call of special meetings.

         SECTION 5. REGULAR MEETINGS OF DIRECTORS. Regular meetings of the Board of Directors may be held at such times and at such place or places (within or without the State of Delaware) as the Board of Directors may from time to time prescribe. No notice need be given of any regular meeting and a notice, if given, need not specify the purposes thereof.

         SECTION 6. SPECIAL MEETINGS OF DIRECTORS. Special meetings of the Board of Directors may be called at any time by or under the authority of the Chairman of the Board or the President and shall be called by him or her or by the Secretary on written request of any two Directors or, if they fail to do so, by two Directors in the name of the Secretary, to be held in each instance at such place (within or without the State of Delaware) as the person calling the meeting may designate in the call thereof. Notice of each special meeting of the Board of Directors, stating the time and place thereof, shall be given to each Director by the Secretary, not less than twenty-four hours before the meeting. Such notice need not specify the purposes of the meeting.

         SECTION 7. QUORUM; VOTING. At any meeting of the Board of Directors a majority of the Directors then in office shall constitute a quorum for the transaction of business, but if a quorum shall not be present at any meeting of Directors, the Directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present. Except as otherwise provided by law or by the certificate of incorporation or by these By-laws, the affirmative vote of a majority of the Directors present at a meeting at which there is a quorum shall be the act of the Board of Directors.

         SECTION 8. MEETINGS BY TELEPHONE. Members of the Board of Directors or of any committee thereof may participate in meetings of the Board of Directors or of such committee by means of conference telephone or other communications equipment by means of which all person participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

         SECTION 9. ACTION WITHOUT MEETING. Unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing or by electronic transmission and



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the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or of such committee. Such filings shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

         SECTION 10. COMPENSATION. By resolution of the Board of Directors, the Directors, as such, may receive stated salaries for their services, and may be allowed a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board. Members of committees may also be allowed a fixed sum and expenses of attendance, if any, for attending committee meetings. Nothing herein contained shall preclude any Director from serving the corporation in any other capacity and receiving compensation for such services.

                                   ARTICLE IV

                                   COMMITTEES

         The Board of Directors may: (a) designate, change the membership of or terminate the existence of any committee or committees, each committee to consist of one or more Directors; (b) designate one or more Directors as alternate members of any such committee who may replace any absent or disqualified member at any meeting of the committee; and (c) determine the extent to which each such committee shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation, including the power to authorize the seal of the corporation to be affixed to all papers which require it and the power and authority to declare dividends or to authorize the issuance of stock, excepting, however, such powers which by law, by the certificate or incorporation or by these By-laws the Board of Directors is prohibited from so delegating. In the absence or disqualification of any member of such committee and his or her alternative, if any, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the Board or such rules, its business shall be conducted as nearly as may be in the same manner as is provided by these By-laws for the conduct of business by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors upon request.

                                    ARTICLE V

                                    OFFICERS

         SECTION 1. OFFICERS AND THEIR ELECTION, TERM OF OFFICE AND VACANCIES. The officers of the corporation shall be a Chairman of the Board, a President, a Secretary, a Treasurer and such Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers as the Board of Directors may from time to time determine and elect or appoint. All officers shall be elected annually by the Board of Directors at their first meeting following the annual meeting of



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stockholders or any special meeting held in lieu thereof and shall hold office until their successors are duly elected and qualified. The Chairman of the Board must be a Director. All other officers may, but need not be, members of the Board of Directors. Two or more offices may be held by the same person. Any officer elected by the Board of Directors may be removed at any time by the Board of Directors. If any vacancy shall occur among the officers, it shall be filled by the Board of Directors.

                  SECTION 2. CHAIRMAN OF THE BOARD. The Chairman of the Board shall be the chief executive officer of the corporation with full control and responsibility for management decisions, subject to the supervision and control of the Board of Directors and such limitations as the Board of Directors may from time to time impose. The Chairman of the Board when present shall preside at all meetings of the stockholders and of the Directors. It shall be his duty and he shall have the power to see that all orders and resolutions of the Board are carried into effect. The Chairman of the Board shall perform such additional duties and have such additional powers as the Directors shall designate.

         SECTION 3. PRESIDENT. The President shall perform the duties of the chief executive officer in the absence or during the inability to act of the Chairman of the Board. In addition, the President shall have the general responsibilities for the management and control of the business and affairs of the corporation which are not the responsibility of the Chairman of the Board and shall perform the duties and exercise the powers as may be properly assigned to him by the Board of Directors and the Chairman of the Board. Subject to the direction of the Board of Directors, the President shall have power to sign all stock certificates, contracts and other instruments of the corporation which are authorized and shall have general supervision of all of the other officers (other than the Chairman of the Board).

         SECTION 4. VICE PRESIDENTS. In the absence or disability of the President, his or her powers and duties shall be performed by the Vice President, if only one, or, if more than one, by the one designated for the purpose by the Board. Each Vice President shall have such other powers and perform such other duties as the Board shall from time to time designate.

         SECTION 5. TREASURER. The Treasurer shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositaries as shall be designated by the Board or in the absence of such designation in such depositaries as he or she shall from time to time deem proper. He or she shall disburse the funds of the corporation as shall be ordered by the Board, taking proper vouchers for such disbursements. He or she shall promptly render to the President and to the Board such statements of his or her transactions and accounts as the President and Board respectively may from time to time require. The Treasurer shall perform such duties and have such powers additional to the foregoing as the Board may designate.



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         SECTION 6. ASSISTANT TREASURERS. In the absence or disability of the
Treasurer, his or her powers and duties shall be performed by the Assistant Treasurer, if only one, or if more than one, by the one designated for the purpose by the Board. Each Assistant Treasurer shall have such other powers and perform such other duties as the Board shall from time to time designate.

         SECTION 7. THE SECRETARY. The Secretary shall issue notices of all meetings of stockholders and Directors and of the executive and other committees where notices of such meetings are required by law or these By-laws. He or she shall keep the minutes of meetings of stockholders and of the Board of Directors and of the executive and other committees, respectively, unless such committees appoint their own respective secretaries and be responsible for the custody thereof. Unless the Board shall appoint a transfer agent and/or registrar, the Secretary shall be charged with the duty of keeping, or causing to be kept, accurate records of all stock outstanding, stock certificates issued and stock transfers. He or she shall sign such instruments as require his or her signature and shall perform such other duties and shall have such powers as the Board of Directors shall designate from time to time, in all cases subject to the control of the Board of Directors. The Secretary shall have custody of the corporate seal, shall affix and attest such seal on all documents whose execution under seal is duly authorized. In his or her absence at any meeting, an Assistant Secretary or the Secretary PRO TEMPORE shall perform his or her duties thereat.

         SECTION 8. ASSISTANT SECRETARIES. In the absence or disability of the Secretary, his or her powers and duties shall be performed by the Assistant Secretary, if only one, or, if more than one, by the one designated for the purpose by the Board. Each Assistant Secretary shall have such powers and perform such other duties as the Board shall from time to time designate.

         SECTION 9. SALARIES. The salaries of officers, agents and employees shall be fixed from time to time by or under authority from the Board of Directors.

                                   ARTICLE VI

                            RESIGNATIONS AND REMOVALS

         SECTION 1. OFFICERS, AGENTS, EMPLOYEES AND MEMBERS OF COMMITTEES. Any officer of the corporation may resign at any time upon notice given in writing or by electronic transmission given to the Board of Directors or to the Chairman of the Board or to the President or to the Secretary of the corporation; and any member of any committee may resign upon notice given in writing or by electronic transmission given either as aforesaid or to the committee of which he or she is a member or to the chairman thereof. Any such resignation shall take effect at the time specified therein, or if the time be not specified, upon receipt thereof, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. The Board of Directors



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may at any time, with or without cause, remove from office or discharge or terminate the employment of any officer, agent, employee or member of any committee.

         SECTION 2. DIRECTORS. Any Director of the corporation may resign at any time upon notice given in writing or by electronic transmission given to the Board of Directors or to the Chairman of the Board or to the President or the Secretary of the corporation. Any such resignation shall take effect at the time specified therein, or if the time be not specified, upon receipt thereof; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any Director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least seventy-five (75%) of the voting power of all of the then-outstanding shares of capital stock of the corporation entitled to vote generally in the election of Directors, and his or her successor or their successors shall be elected by the remaining Directors as provided in these By-laws in the filling of other vacancies. A Director may be removed for cause only after reasonable notice and opportunity to be heard before the body proposing to remove him or her.

                                   ARTICLE VII

                INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

         SECTION 1. DIRECTORS AND OFFICERS. Subject to the provisions of Section 5, the corporation shall indemnify, to the fullest extent permitted by the General Corporation Law of the State of Delaware as presently in effect or as hereafter amended:

                  (a) Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether external or internal to the corporation (other than by action by or in the right of the corporation) by reason of the fact that he or she is or was a Director or officer of the corporation, or is or was serving at the request of the corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such suit, action or proceeding if he or she acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was lawful.



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

                  (b) Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a Director or officer of the corporation, or is or was serving at the request of the corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

                  (c) In addition to and without limiting the foregoing provisions of this Article VII and except to the extent otherwise required by law, any person seeking indemnification under or pursuant to this Section 1 shall be deemed and presumed to have met the applicable standard of conduct set forth in this Section l unless the contrary shall be established, and the corporation shall have the burden of proof to overcome such prescription in connection with the making by any person or entity of any determination contrary to that presumption.

         SECTION 2. EMPLOYEES AND AGENTS. Subject to the provisions of Section 5, the Board of Directors, in its discretion, may authorize the corporation to indemnify to the fullest extent permitted by the General Corporation Law of the State of Delaware (as presently in effect or as hereafter amended):

                  (a) Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was an employee or agent of the corporation, or is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such suit, action or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her



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

         conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

                  (b) Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was an employee or agent of the corporation, or is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) and amounts, to the extent permitted by law, paid in settlement actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

         SECTION 3. INDEMNIFICATION FOR EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Article, to the extent that a present or former Director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 or in Section 2 of this Article, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to such person, (ii) an adjudication that such person was liable to the corporation, (iii) a plea of guilty or nolo contendere by such person, (iv) an adjudication that such person did not act in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and (v) with respect to any criminal proceeding, an adjudication that such person had reasonable cause to believe his or her conduct was unlawful, such person shall be considered for the purposes hereof to have been wholly successful with respect thereto.

         SECTION 4. PROCEDURE. Any indemnification under this Article VII (unless required by law or ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former Director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Sections l and 2 of this Article VII. Such determination



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

shall be made, with respect to a person who is a Director or officer at the time of such determination, (i) by a majority vote of the Directors who are not parties to such action, suit or proceeding, even though less than a quorum or
(ii) by a committee of such Directors designated by majority vote of such Directors, even though less than a quorum or (iii) if there are no such Directors, or if such Directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders of the corporation.

         SECTION 5. NOTIFICATION AND DEFENSE OF CLAIM; RIGHT TO INSTITUTE SUIT.

         (a) In addition to and without limiting the foregoing provisions of this Article VII and except to the extent otherwise required by law, it shall be a condition of the corporation's obligation to indemnify under Sections l and 2 of this Article VII (in addition to any other condition in these By-laws or by law provided or imposed) that the person asserting, or proposing to assert, the right to be indemnified, must notify the corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving such person for which indemnity will or could be sought, but the failure to so notify shall not affect the corporation's objection to indemnify except to the extent the corporation is adversely affected thereby. With respect to any action, suit, proceeding or investigation of which the corporation is so notified, the corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to such person. After notice from the corporation to such person of its election so to assume such defense, the corporation shall not be liable to such person for any legal or other expenses subsequently incurred by such person in connection with such action, suit, proceeding or investigation other than as provided below in this subsection (a). Such person shall have the right to employ his or her own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the corporation of its assumption of the defense thereof shall be at the expense of such person unless (i) the employment of counsel by such person has been authorized by the corporation, (ii) counsel to such person shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the corporation and such person in the conduct of the defense of such action, suit, proceeding or investigation or (iii) the corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for such person shall be at the expenses of the corporation, except as otherwise expressly provided by this Article VII. The corporation shall not be entitled, without the consent of such person, to assume the defense of any claim brought by or in the right of the corporation or as to which counsel for such person shall have reasonably made the conclusion provided for in clause (ii) above. The corporation shall not be required to indemnify such person under this Article VII for any amounts paid in settlement of any action, suit, proceeding or investigation effected without its written consent. The corporation shall not settle any action, suit, proceeding or investigation in any manner which would impose any penalty or limitation on such person without such person's written consent. Neither the corporation nor such person will unreasonably withhold their consent to any proposed settlement.

         (b) If a claim for indemnification or advancement of expenses under this Article VII is not paid in full by the corporation within 90 days after a written claim therefor has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expenses of prosecuting such claim.

         SECTION 6. REDUCTION AND REIMBURSEMENT. The corporation's indemnification under Sections 1 and 2 of this Article VII of any person who is or was a Director, officer, employee or agent of the corporation, or is or was serving, at the request of the corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be reduced by any amounts such person receives as indemnification (i) under any policy of insurance purchased and maintained on his or her behalf by the corporation, (ii) from such other corporation, partnership, joint venture, trust or other enterprise, or (iii) under any other applicable indemnification provision. In the event the corporation makes an indemnification payment under this Article VII and the person receiving such payment is subsequently reimbursed from the proceeds of insurance or by such other corporation, partnership, joint venture, trust or other enterprise, such person shall promptly refund such indemnification payments to the corporation to the extent of such reimbursement.

         SECTION 7. ADVANCE OF EXPENSES. In the event that the corporation does not assume the defense pursuant to Section 5, any expenses (including attorneys' fees) incurred by a Director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this Article VII. Any advance under this Section 4 shall be made promptly, and in any event within ninety days, upon the written request of the person seeking the advance.

         SECTION 8. INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the General Corporation Law of the State of Delaware (as presently in effect or hereafter amended), the certificate of incorporation of the corporation or these By-laws.

         SECTION 9. CONSOLIDATION OR MERGER. In the discretion of the Board of Directors of the corporation, for the purposes of this Article VII, references to "the corporation" may also include any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its Directors or officers, so that any person who is or was a Director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, would stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he or she would have with respect to such other constituent corporation if its separate existence had continued.

         SECTION 10. NON-EXCLUSIVE; SAVINGS CLAUSE. The indemnification and advancement of expenses provided by, or granted pursuant to, the other Sections of this Article VII shall not be deemed exclusive of any other rights to which any person, whether or not entitled to be indemnified under this Article VII, may be entitled under any statute, by-law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. Each person who is or becomes a Director or officer as described in
Section 1 shall be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in this Article VII. All rights to indemnification under this Article VII shall be deemed to be provided by a contract between the corporation and the person who serves as a Director or officer of the corporation at any time while these By-laws and other relevant provisions of the General Corporation Law of the State of Delaware and other applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

         SECTION 11. INUREMENT. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         SECTION 12. DEFINITIONAL MATTERS. For purposes of this Article VII, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service by a Director or officer of the corporation which imposes duties on, or involves services by, such person with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article VII.

                                  ARTICLE VIII

                                  CAPITAL STOCK

         SECTION 1. STOCK CERTIFICATES. Each stockholder shall be entitled to a certificate or certificates representing in the aggregate the share owned by him or her and certifying the number and class thereof, which shall be in such form as this Board shall adopt. Each certificate of stock shall be signed by the Chairman of the Board or the President or a Vice President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary. Any of or all the signatures on the certificate may be a facsimile. In case any officer,



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

transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before the certificate is issued, such certificate may nevertheless be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

         SECTION 2. TRANSFER OF STOCK. Shares of stock shall be transferable on the books of the corporation pursuant to applicable law and such rules and regulations as the Board of Directors shall from time to time prescribe.

         SECTION 3. HOLDERS OF RECORD. Prior to due presentment for registration of transfer the corporation may treat the holder of record of a share of its stock as the complete owner thereof exclusively entitled to vote, to receive notifications and otherwise entitled to all the rights and powers of a complete owner thereof, notwithstanding notice to the contrary.

         SECTION 4. TRANSFER AGENT AND REGISTRAR. The Board of Directors may at any time appoint a transfer agent or agents and/or registrar or registrars for the transfer and/or registration of shares of stock.

         SECTION 5. LOST, STOLEN, DESTROYED OR MUTILATED STOCK CERTIFICATES. The Board of Directors may direct a new stock certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, destroyed or mutilated, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, destroyed or mutilated. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, destroyed or mutilated certificate or certificates, or his or her legal representative, to (a) advertise the same in such manner as it shall require and/or (b) give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, destroyed or mutilated and/or (c) comply with any other reasonable requirements prescribed by the Board.

                                   ARTICLE IX

                        SECURITIES OF OTHER CORPORATIONS

         Subject to any limitations that may be imposed by the Board of Directors, the Chairman of the Board, the President or any person or persons authorized by the Board may in the name and on behalf of the corporation (i) act, or appoint any other person or persons (with or without powers of substitution) to act in the name and on behalf of the corporation (as proxy or otherwise), at any meeting of the holders of stock or other securities of any corporation or other organization, securities of which shall be held by this corporation, or (ii) express consent or dissent, as a holder of such securities, to corporate or other action by such other corporation or organization.

                                    ARTICLE X

                   CHECKS, NOTES, DRAFTS AND OTHER INSTRUMENTS

         Checks, notes, drafts and other instruments for the payment of money drawn or endorsed in the name of the corporation may be signed by any officer or officers or person or persons authorized by the Board of Directors to sign the same. No officer or person shall sign any such instrument as aforesaid unless authorized by the Board to do so.

                                   ARTICLE XI

                             DIVIDENDS AND RESERVES

         SECTION 1. DIVIDENDS. Dividends upon the capital stock of the corporation may, subject to any provisions of the certificate of incorporation, be declared pursuant to law by the Board of Directors. Dividends may be paid in cash, in property or in shares of the capital stock.

         SECTION 2. RESERVES. Before payment of any dividend there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Directors shall think conducive to the interest of the corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE XII

                                 CORPORATE SEAL

         The corporate seal shall be in such form as the Board of Directors may from time to time prescribe and the same may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

                                  ARTICLE XIII

                                   FISCAL YEAR

         The fiscal year of the corporation shall end on the last Saturday of December of each year.



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

                                   ARTICLE XIV

                                BOOKS AND RECORDS

         The books, accounts and records of the corporation, except as may be otherwise required by the laws of the State of Delaware, may be kept outside of the State of Delaware, at such place or places as the Board of Directors may from time to time appoint. Except as may otherwise be provided by law, the Board of Directors shall determine whether and to what extent the books, accounts, records and documents of the corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any book, account, record or document of the corporation, except as conferred by law or by resolution of the stockholders or Board of Directors.

                                   ARTICLE XV

                                     NOTICES

         SECTION 1. ELECTRONIC TRANSMISSION. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under any provision of law, the certificate of incorporation, or these By-laws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if
(a) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent and
(b) such inability becomes known to the Secretary or an Assistant Secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

         Notice given pursuant to the immediately preceding paragraph shall be deemed given: (a) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (b) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (c) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; and
(d) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the Secretary or any Assistant Secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be PRIMA FACIE evidence of the facts stated therein.

         For purposes of these By-laws, "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a



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recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

         SECTION 2. WAIVER OF NOTICE. Whenever notice is required, the certificate of incorporation, these By-laws or as otherwise provided by law, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, Directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission.

                                   ARTICLE XVI

                                  SEVERABILITY

         If any term or provision of the By-laws, or the application thereof to any person or circumstance or period of time, shall to any extent be invalid or unenforceable, the remainder of the By-laws, or the application of such term or provision to persons or circumstances or periods of time other than those as to which it is invalid or unenforceable, shall not be affected thereby and each term and provision of the By-laws shall be valid and enforced to the fullest extent permitted by law. All restrictions, limitations, requirements and other provisions of these By-laws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be contrary to law.

                                  ARTICLE XVII

                                   AMENDMENTS

         The Board of Directors and the stockholders shall each have the power to adopt, alter, amend and repeal these By-laws, and any By-laws adopted by the Directors or the stockholders under the powers conferred hereby may be altered, amended or repealed by the Directors or by the stockholders; provided, however, that these By-laws shall not be altered, amended or repealed by action of the stockholders, and no By-law shall be adopted by action of the stockholders, without the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all the shares of the corporation entitled to vote generally in the election of Directors, voting together as a single class.

         The above Amended and Restated By-laws are effective as of May 18, 2001, the date of their adoption by the Board of Directors of Nabi.





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